UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

August 11, 2008

Date of Report (Date of earliest event reported)

LAWSON PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-10546	36-2229304
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1666 East Touhy Avenue, Des Plaines, Illinois	60018
(Address of principal executive offices)	(Zip Code)

(847) 827-9666

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 11, 2008, Lawson Products, Inc. (the “Company”) issued a press release announcing its operating results for the quarter ended June 30, 2008. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 8.01	Other Information.

On August 11, 2008, the Company issued a press release announcing that it has entered into a Deferred Prosecution Agreement with the U.S. Attorney’s Office for the Northern District of Illinois, bringing to a close – subject to the terms of the agreement – the government’s investigation of the Company and its former customer loyalty programs. A copy of the press release is furnished herewith as Exhibit 99.2 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

             (d)  Exhibits.

99.1	Press release issued on August 11, 2008 regarding the Company’s operating results for the quarter ended June 30, 2008.
99.2	Press release issued on August 11, 2008 regarding the Deferred Prosecution Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAWSON PRODUCTS, INC.
(Registrant)

Dated: August 12, 2008	By:	/s/ Neil E. Jenkins
Name: Neil E. Jenkins
Title: Executive Vice President, General Counsel and Secretary